UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  September 28, 2005


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28876                                   22-2407475
  (Commission File Number)                  (IRS Employer Identification No.)

                225 Long Avenue
          Hillside, New Jersey                            07205
  (Address of Principal Executive Offices)              (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

         On September 28, 2005, Integrated BioPharma, Inc. announced its financial results for its fiscal year ended June 30, 2005. The press release is attached as an exhibit to this Report.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.   Description
99.1          Press Release issued by Integrated BioPharma, Inc. on
              September 28, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               INTEGRATED BIOPHARMA, INC.


Date:  September 29, 2005      By:/s/ Eric Friedman
                               Eric Friedman
                               Chief Financial Officer